UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K/A
(Amendment No. 3)

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 13, 2010

PET AIRWAYS, INC.
 (Exact name of Registrant as specified in its charter)

Illinois (State or Other Jurisdiction of Incorporation)	333-130446 (Commission File Number)	20-3191557 (I.R.S. Employer Identification No.)

777 E. Atlantic Avenue, Suite C2-264, Delray Beach, Florida, 33483
(Address of principal executive offices)

(408) 248-6000
Registrant's telephone number, including area code

(Former Name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE:

This Amendment No. 3 on Form 8-K/A amends our Current Report on Form 8-K originally filed with the SEC on August 17, 2010 (the Original 8-K”) and subsequently amended on August 31, 2010 (“Amendment No. 1”) and on June 20, 2011 (the “Amended and Restated 8-K”) in order to incorporate by reference Exhibit 16.1, which was filed as an exhibit to Amendment No. 1. Except as set forth below, this Form 8-K/A has not been updated to reflect any events since the filing of the Amended and Restated 8-K.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits

16.1	Letter from Cordovano and Honeck LLP, dated August 30, 2010 (incorporated by reference to Exhibit 16.1 to the current report on Form 8-K/A filed with the SEC on August 31, 2010)

SIGNATURES

In accordance with Section 13 or 15(d) of the Exchange Act, the registrant caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dated:   June 23, 2011

PET AIRWAYS, INC.

By:	/s/Andrew C. Warner
Andrew C. Warner
Chief Financial Officer